EXHIBIT 99.1
                                 ------------

                            Computational Materials
                                                       msm04-5ar final -- 3A5

Morgan Stanley

Balance        $20,000,000.00   Delay         24           WAC(3)     4.931720760      WAM(3)   356
Coupon         4.66370          Dated         06/01/2004   NET(3)     4.663697         WALA(3)  3
Settle         06/30/2004       First Payment 07/25/2004


----------------------------------------------------------------------------------------------------------------------------------
Price           10 CPR         15 CPR     20 CPR      25 CPR                35 CPR          50 CPR           60 CPR      70 CPR
----------------------------------------------------------------------------------------------------------------------------------
                  Yield        Yield      Yield        Yield                 Yield           Yield            Yield      Yield
----------------------------------------------------------------------------------------------------------------------------------
   98-09+          5.03         5.03       5.03         5.03                  5.06            5.19             5.32       5.50
   98-13+          5.00         5.00       5.00         5.00                  5.03            5.15             5.27       5.43
   98-17+          4.97         4.97       4.97         4.97                  5.00            5.10             5.21       5.36
   98-21+          4.94         4.94       4.94         4.94                  4.96            5.06             5.16       5.28
   98-25+          4.91         4.91       4.91         4.91                  4.93            5.01             5.10       5.21
   98-29+          4.88         4.88       4.88         4.88                  4.90            4.97             5.04       5.14
   99-01+          4.85         4.85       4.85         4.85                  4.87            4.93             4.99       5.07
   99-05+          4.82         4.82       4.82         4.82                  4.83            4.88             4.93       5.00
   99-09+          4.79         4.79       4.79         4.79                  4.80            4.84             4.88       4.93
   99-13+          4.76         4.76       4.76         4.76                  4.77            4.80             4.82       4.86
   99-17+          4.73         4.73       4.73         4.73                  4.73            4.75             4.77       4.79


      WAL          4.74         4.74       4.74         4.74                  4.36            3.21             2.49       1.91

Mod Durn           4.15         4.15       4.15         4.15                  3.85            2.89             2.28       1.77

Principal         Mar09-       Mar09-     Mar09-       Mar09-               Oct07-          Jul06-            Jan06-     Aug05-
   Window         Mar09        Mar09      Mar09        Mar09                Mar09           Mar09             Mar09      Mar09
----------------------------------------------------------------------------------------------------------------------------------
LIBOR_1MO          1.32         1.32       1.32         1.32                  1.32            1.32             1.32       1.32
LIBOR_6MO          1.88         1.88       1.88         1.88                  1.88            1.88             1.88       1.88
LIBOR_1YR          2.40         2.40       2.40         2.40                  2.40            2.40             2.40       2.40
CMT_1YR            2.15         2.15       2.15         2.15                  2.15            2.15             2.15       2.15
----------------------------------------------------------------------------------------------------------------------------------
Prepay           10 CPR       15 CPR     20 CPR       25 CPR                35 CPR          50 CPR           60 CPR     70 CPR
----------------------------------------------------------------------------------------------------------------------------------
Optional        Call(N)      Call (N)   Call (N)     Call (N)             Call (N)         Call (N)        Call (N)   Call (N)
  Redemption
----------------------------------------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                       msm04-5ar final -- 1A1
Morgan Stanley


Balance         $34,000,000.00      Delay             24              WAC(1)    4.415674953      WAM(1)       357
Coupon          4.09205             Dated             06/01/2004      NET(1)    4.092052         WALA(1)      3
Settle          06/30/2004          First Payment     07/25/2004

---------------------------------------------------------------------------------------------------------------------------------
      Price       10 CPR       15 CPR        20 CPR        25 CPR           35 CPR       50 CPR           60 CPR        70 CPR
---------------------------------------------------------------------------------------------------------------------------------
                   Yield        Yield         Yield         Yield            Yield        Yield            Yield          Yield
     102-21+        3.24         3.09          2.92          2.74             2.33         1.56             0.90           0.07
     102-25+        3.22         3.06          2.89          2.70             2.27         1.47             0.78          -0.09
     102-29+        3.20         3.04          2.86          2.66             2.21         1.38             0.66          -0.24
     103-01+        3.18         3.01          2.82          2.62             2.15         1.29             0.54          -0.39
     103-05+        3.16         2.98          2.79          2.58             2.09         1.20             0.42          -0.54
     103-09+        3.14         2.96          2.76          2.54             2.04         1.11             0.31          -0.70
     103-13+        3.12         2.93          2.73          2.50             1.98         1.02             0.19          -0.85
     103-17+        3.10         2.91          2.69          2.46             1.92         0.93             0.07          -1.00
     103-21+        3.08         2.88          2.66          2.42             1.86         0.84            -0.05          -1.15
     103-25+        3.06         2.85          2.63          2.38             1.81         0.75            -0.16          -1.30
     103-29+        3.04         2.83          2.60          2.34             1.75         0.66            -0.28          -1.45

         WAL        7.61         5.45          4.14          3.27             2.20         1.37             1.03           0.79

    Mod Durn        6.18         4.67          3.68          2.98             2.09         1.34             1.03           0.79

   Principal       Jul04-       Jul04-        Jul04-        Jul04-           Jul04-       Jul04 -          Jul04-         Jul04-
      Window       May34        May34         May34         May34            May34        Dec33            Aug29          Mar24
---------------------------------------------------------------------------------------------------------------------------------

   LIBOR_1MO        1.32         1.32          1.32          1.32             1.32         1.32             1.32           1.32
   LIBOR_6MO        1.88         1.88          1.88          1.88             1.88         1.88             1.88           1.88
   LIBOR_1YR        2.40         2.40          2.40          2.40             2.40         2.40             2.40           2.40
     CMT_1YR        2.15         2.15          2.15          2.15             2.15         2.15             2.15           2.15
      Prepay      10 CPR       15 CPR        20 CPR        25 CPR           35 CPR       50 CPR           60 CPR         70 CPR
---------------------------------------------------------------------------------------------------------------------------------
    Optional    Call (N)     Call (N)      Call (N)      Call (N)         Call (N)     Call (N)         Call (N)       Call (N)
  Redemption
---------------------------------------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                       msm04-5ar final -- 1A3
Morgan Stanley



Balance         $113,583,000.00      Delay             24             WAC(1)     4.415674953      WAM(1)    357
Coupon          1.35000              Dated             06/01/2004     NET(1)     4.092052         WALA(1)   3
Settle          06/30/2004           First Payment     07/25/2004

----------------------------------------------------------------------------------------------------------------------
       Price      10 CPR       15 CPR       20 CPR      25 CPR      35 CPR       50 CPR        60 CPR       70 CPR
----------------------------------------------------------------------------------------------------------------------
                   Yield        Yield        Yield       Yield       Yield        Yield         Yield        Yield
----------------------------------------------------------------------------------------------------------------------
        2-24       38.65        31.76        24.76       17.51        2.10       -23.56        -43.59       -66.83
        2-28       36.32        29.49        22.57       15.38        0.12       -25.30        -45.14       -68.17
        3-00       34.19        27.42        20.56       13.44       -1.68       -26.88        -46.55       -69.39
        3-04       32.23        25.53        18.73       11.66       -3.33       -28.33        -47.83       -70.50
        3-08       30.44        23.78        17.04       10.03       -4.85       -29.66        -49.01       -71.51
        3-12       28.78        22.17        15.48        8.52       -6.25       -30.88        -50.09       -72.44
        3-16       27.24        20.68        14.03        7.12       -7.55       -32.02        -51.09       -73.30
        3-20       25.81        19.30        12.69        5.83       -8.75       -33.07        -52.02       -74.09
        3-24       24.48        18.01        11.45        4.62       -9.87       -34.04        -52.88       -74.82
        3-28       23.24        16.81        10.28        3.50      -10.92       -34.95        -53.68       -75.50
        4-00       22.08        15.68         9.19        2.44      -11.89       -35.80        -54.43       -76.14


    Mod Durn        2.25         2.32         2.39        2.48        2.66         3.05          3.45         4.02

     Payment      Jul04-       Jul04-       Jul04-      Jul04-      Jul04-       Jul04-        Jul04-       Jul04-
      Window       May34        May34        May34       May34       Apr34        May32         Oct26        Aug21
----------------------------------------------------------------------------------------------------------------------
   LIBOR_1MO        1.32         1.32         1.32        1.32        1.32         1.32          1.32         1.32
   LIBOR_6MO        1.88         1.88         1.88        1.88        1.88         1.88          1.88         1.88
   LIBOR_1YR        2.40         2.40         2.40        2.40        2.40         2.40          2.40         2.40
     CMT_1YR        2.15         2.15         2.15        2.15        2.15         2.15          2.15         2.15
----------------------------------------------------------------------------------------------------------------------
      Prepay      10 CPR       15 CPR       20 CPR      25 CPR      35 CPR       50 CPR        60 CPR       70 CPR
-----------------------------------------------------------------------------------------------------------------------
   Optional
 Redemption     Call (N)     Call (N)     Call (N)    Call (N)    Call (N)     Call (N)      Call (N)     Call (N)


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                       msm04-5ar final -- 1A3
Morgan Stanley



Balance         $113,583,000.00      Delay             24             WAC(1)     4.415674953      WAM(1)    357
Coupon          1.35000              Dated             06/01/2004     NET(1)     4.092052         WALA(1)   3
Settle          06/30/2004           First Payment     07/25/2004
-------------------------------------------------------------------------------------------------------------------
       Price      10 CPR      15 CPR      20 CPR       25 CPR      35 CPR      50 CPR       60 CPR      70 CPR
-------------------------------------------------------------------------------------------------------------------
                   Yield       Yield       Yield        Yield       Yield       Yield        Yield       Yield
-------------------------------------------------------------------------------------------------------------------
        2-22       39.91       32.98       25.94        18.65        3.17      -22.63       -42.76      -66.11
        2-26       37.46       30.60       23.64        16.42        1.09      -24.45       -44.39      -67.52
        2-30       35.23       28.44       21.54        14.39       -0.80      -26.11       -45.86      -68.80
        3-02       33.19       26.46       19.62        12.53       -2.52      -27.62       -47.20      -69.96
        3-06       31.32       24.64       17.86        10.83       -4.11      -29.01       -48.43      -71.01
        3-10       29.59       22.96       16.24         9.26       -5.57      -30.28       -49.56      -71.98
        3-14       27.99       21.41       14.74         7.81       -6.91      -31.46       -50.60      -72.88
        3-18       26.51       19.98       13.35         6.47       -8.16      -32.55       -51.57      -73.70
        3-22       25.13       18.64       12.06         5.22       -9.32      -33.56       -52.46      -74.46
        3-26       23.85       17.40       10.85         4.05      -10.40      -34.51       -53.29      -75.17
        3-30       22.65       16.23        9.73         2.96      -11.41      -35.38       -54.06      -75.83

    Mod Durn        2.20        2.27        2.34         2.42        2.61        2.98         3.37        3.93

     Payment      Jul04-      Jul04-      Jul04-       Jul04-      Jul04-      Jul04-       Jul04-      Jul04-
      Window       May34       May34       May34        May34       Apr34       May32        Oct26       Aug21
-------------------------------------------------------------------------------------------------------------------
   LIBOR_1MO        1.32        1.32        1.32         1.32        1.32        1.32         1.32        1.32
   LIBOR_6MO        1.88        1.88        1.88         1.88        1.88        1.88         1.88        1.88
   LIBOR_1YR        2.40        2.40        2.40         2.40        2.40        2.40         2.40        2.40
     CMT_1YR        2.15        2.15        2.15         2.15        2.15        2.15         2.15        2.15
-------------------------------------------------------------------------------------------------------------------
      Prepay      10 CPR      15 CPR      20 CPR       25 CPR      35 CPR      50 CPR       60 CPR      70 CPR
-------------------------------------------------------------------------------------------------------------------
    Optional
  Redemption    Call (N)    Call (N)    Call (N)     Call (N)    Call (N)    Call (N)     Call (N)    Call (N)
-------------------------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                       msm04-5ar final -- 2A
Morgan Stanley


Balance         $123,045,000.00      Delay             24             WAC(2)     4.303495758      WAM(2)       356
Coupon          4.04449              Dated             06/01/2004     NET(2)     4.044485         WALA(2)      2
Settle          06/30/2004           First Payment     07/25/2004

----------------------------------------------------------------------------------------------------------------
      Price      10 CPR       15 CPR      20 CPR      25 CPR       35 CPR      50 CPR      60 CPR      70 CPR
----------------------------------------------------------------------------------------------------------------
                  Yield        Yield       Yield       Yield        Yield       Yield       Yield       Yield
----------------------------------------------------------------------------------------------------------------
     98-21+        4.56         4.60        4.64        4.69         4.80        5.03        5.25        5.54
     98-25+        4.51         4.54        4.58        4.62         4.72        4.92        5.11        5.36
     98-29+        4.45         4.48        4.51        4.55         4.63        4.80        4.97        5.19
     99-01+        4.39         4.42        4.44        4.47         4.55        4.69        4.83        5.02
     99-05+        4.34         4.36        4.38        4.40         4.46        4.58        4.69        4.84
     99-09+        4.28         4.30        4.31        4.33         4.38        4.47        4.55        4.67
     99-13+        4.22         4.23        4.25        4.26         4.29        4.36        4.42        4.50
     99-17+        4.17         4.17        4.18        4.19         4.21        4.24        4.28        4.33
     99-21+        4.11         4.11        4.12        4.12         4.12        4.13        4.14        4.16
     99-25+        4.06         4.05        4.05        4.05         4.04        4.02        4.01        3.99
     99-29+        4.00         3.99        3.99        3.98         3.96        3.91        3.87        3.82


        WAL        2.41         2.22        2.05        1.88         1.58        1.19        0.97        0.77

   Mod Durn        2.23         2.07        1.91        1.76         1.48        1.12        0.91        0.73

  Principal      Jul04-       Jul04-      Jul04-      Jul04-       Jul04-      Jul04-      Jul04-      Jul04-
     Window       Apr07        Apr07       Apr07       Apr07        Apr07       Apr07       Apr07       Apr07
----------------------------------------------------------------------------------------------------------------
  LIBOR_1MO        1.32         1.32        1.32        1.32         1.32        1.32        1.32        1.32
  LIBOR_6MO        1.88         1.88        1.88        1.88         1.88        1.88        1.88        1.88
  LIBOR_1YR        2.40         2.40        2.40        2.40         2.40        2.40        2.40        2.40
    CMT_1YR        2.15         2.15        2.15        2.15         2.15        2.15        2.15        2.15
----------------------------------------------------------------------------------------------------------------
     Prepay      10 CPR       15 CPR      20 CPR      25 CPR       35 CPR      50 CPR      60 CPR      70 CPR
----------------------------------------------------------------------------------------------------------------
   Optional
 Redemption    Call (N)     Call (N)    Call (N)    Call (N)     Call (N)    Call (N)    Call (N)    Call (N)



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                       msm04-5ar final -- 2A


Morgan Stanley

Balance         $123,045,000.00      Delay             24              WAC(2)     4.303495758      WAM(2)      356
Coupon          4.04449              Dated             06/01/2004      NET(2)     4.044485         WALA(2)     2
Settle          06/30/2004           First Payment     07/25/2004

----------------------------------------------------------------------------------------------------------------------
            Price      10 CPR       15 CPR      20 CPR      25 CPR       35 CPR      50 CPR      60 CPR      70 CPR
----------------------------------------------------------------------------------------------------------------------
                        Yield        Yield       Yield       Yield        Yield       Yield       Yield       Yield
----------------------------------------------------------------------------------------------------------------------
           98-25+        4.51         4.54        4.58        4.62         4.72        4.92        5.11        5.36
           98-29+        4.45         4.48        4.51        4.55         4.63        4.80        4.97        5.19
           99-01+        4.39         4.42        4.44        4.47         4.55        4.69        4.83        5.02
           99-05+        4.34         4.36        4.38        4.40         4.46        4.58        4.69        4.84
           99-09+        4.28         4.30        4.31        4.33         4.38        4.47        4.55        4.67
           99-13+        4.22         4.23        4.25        4.26         4.29        4.36        4.42        4.50
           99-17+        4.17         4.17        4.18        4.19         4.21        4.24        4.28        4.33
           99-21+        4.11         4.11        4.12        4.12         4.12        4.13        4.14        4.16
           99-25+        4.06         4.05        4.05        4.05         4.04        4.02        4.01        3.99
           99-29+        4.00         3.99        3.99        3.98         3.96        3.91        3.87        3.82
          100-01+        3.95         3.93        3.92        3.91         3.87        3.80        3.74        3.65

              WAL        2.41         2.22        2.05        1.88         1.58        1.19        0.97        0.77

         Mod Durn        2.23         2.07        1.91        1.76         1.48        1.12        0.92        0.73

 Principal Window      Jul04-       Jul04-      Jul04-      Jul04-       Jul04-      Jul04-      Jul04-      Jul04-
                        Apr07        Apr07       Apr07       Apr07        Apr07       Apr07       Apr07       Apr07
----------------------------------------------------------------------------------------------------------------------
        LIBOR_1MO        1.32         1.32        1.32        1.32         1.32        1.32        1.32        1.32
        LIBOR_6MO        1.88         1.88        1.88        1.88         1.88        1.88        1.88        1.88
        LIBOR_1YR        2.40         2.40        2.40        2.40         2.40        2.40        2.40        2.40
          CMT_1YR        2.15         2.15        2.15        2.15         2.15        2.15        2.15        2.15
----------------------------------------------------------------------------------------------------------------------
           Prepay      10 CPR       15 CPR      20 CPR      25 CPR       35 CPR      50 CPR      60 CPR      70 CPR
----------------------------------------------------------------------------------------------------------------------
         Optional
       Redemption    Call (N)     Call (N)    Call (N)    Call (N)     Call (N)    Call (N)    Call (N)    Call (N)
----------------------------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                       msm04-5ar final -- 3A1
Morgan Stanley


Balance         $420,000,000.00      Delay             24              WAC(3)     4.931720760      WAM(3)      356
Coupon          4.66370              Dated             06/01/2004      NET(3)     4.663697         WALA(3)     3
Settle          06/30/2004           First Payment     07/25/2004

----------------------------------------------------------------------------------------------------------------------
       Price            10 CPR      15 CPR      20 CPR      25 CPR       35 CPR      50 CPR      60 CPR       70 CPR
----------------------------------------------------------------------------------------------------------------------
                         Yield       Yield       Yield       Yield        Yield       Yield       Yield        Yield
----------------------------------------------------------------------------------------------------------------------
           99-05+         4.86        4.88        4.90        4.93         5.00        5.13        5.25         5.41
           99-09+         4.82        4.83        4.85        4.88         4.93        5.03        5.12         5.24
           99-13+         4.78        4.79        4.80        4.82         4.86        4.93        4.99         5.07
           99-17+         4.74        4.75        4.76        4.76         4.78        4.82        4.86         4.90
           99-21+         4.70        4.70        4.71        4.71         4.71        4.72        4.73         4.73
           99-25+         4.66        4.66        4.66        4.65         4.64        4.62        4.60         4.56
           99-29+         4.62        4.62        4.61        4.60         4.57        4.52        4.47         4.40
          100-01+         4.59        4.57        4.56        4.54         4.50        4.42        4.34         4.23
          100-05+         4.55        4.53        4.51        4.49         4.43        4.32        4.21         4.06
          100-09+         4.51        4.49        4.46        4.43         4.36        4.21        4.08         3.90
          100-13+         4.47        4.44        4.41        4.38         4.29        4.11        3.95         3.73

              WAL         3.66        3.22        2.84        2.50         1.94        1.32        1.02         0.79

         Mod Durn         3.25        2.87        2.54        2.25         1.77        1.23        0.96         0.75

        Principal       Jul04-      Jul04-      Jul04-      Jul04-       Jul04-      Jul04-      Jul04-       Jul04-
           Window        Mar09       Mar09       Mar09       Mar09        Mar09       Mar09       Mar09        Mar09
----------------------------------------------------------------------------------------------------------------------
        LIBOR_1MO         1.32        1.32        1.32        1.32         1.32        1.32        1.32         1.32
        LIBOR_6MO         1.88        1.88        1.88        1.88         1.88        1.88        1.88         1.88
        LIBOR_1YR         2.40        2.40        2.40        2.40         2.40        2.40        2.40         2.40
          CMT_1YR         2.15        2.15        2.15        2.15         2.15        2.15        2.15         2.15
----------------------------------------------------------------------------------------------------------------------
           Prepay       10 CPR      15 CPR      20 CPR      25 CPR       35 CPR      50 CPR      60 CPR       70 CPR
         Optional
       Redemption     Call (N)    Call (N)    Call (N)    Call (N)     Call (N)    Call (N)    Call (N)     Call (N)


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                       msm04-5ar final -- 3A1
Morgan Stanley



Balance         $420,000,000.00      Delay             24             WAC(3)     4.931720760      WAM(3)   356
Coupon          4.66370              Dated             06/01/2004     NET(3)     4.663697         WALA(3)  3
Settle          06/30/2004           First Payment     07/25/2004

----------------------------------------------------------------------------------------------------------------------
     Price       10 CPR      15 CPR      20 CPR      25 CPR       35 CPR      50 CPR      60 CPR       70 CPR
----------------------------------------------------------------------------------------------------------------------
                  Yield       Yield       Yield       Yield        Yield       Yield       Yield        Yield
----------------------------------------------------------------------------------------------------------------------
     99-02         4.89        4.92        4.95        4.98         5.06        5.22        5.37         5.56
     99-06         4.85        4.87        4.90        4.92         4.99        5.12        5.24         5.39
     99-10         4.81        4.83        4.85        4.87         4.92        5.01        5.10         5.22
     99-14         4.77        4.79        4.80        4.81         4.85        4.91        4.97         5.05
     99-18         4.73        4.74        4.75        4.76         4.78        4.81        4.84         4.88
     99-22         4.70        4.70        4.70        4.70         4.70        4.71        4.71         4.71
     99-26         4.66        4.65        4.65        4.65         4.63        4.61        4.58         4.54
     99-30         4.62        4.61        4.60        4.59         4.56        4.50        4.45         4.38
    100-02         4.58        4.57        4.55        4.54         4.49        4.40        4.32         4.21
    100-06         4.54        4.52        4.50        4.48         4.42        4.30        4.19         4.04
    100-10         4.50        4.48        4.46        4.43         4.35        4.20        4.06         3.88

       WAL         3.66        3.22        2.84        2.50         1.94        1.32        1.02         0.79

  Mod Durn         3.24        2.87        2.54        2.25         1.77        1.23        0.96         0.74

 Principal        Jul04       Jul04       Jul04       Jul04        Jul04       Jul04       Jul04        Jul04
    Window        Mar09       Mar09       Mar09       Mar09        Mar09       Mar09       Mar09        Mar09
----------------------------------------------------------------------------------------------------------------------
 LIBOR_1MO         1.32        1.32        1.32        1.32         1.32        1.32        1.32         1.32
 LIBOR_6MO         1.88        1.88        1.88        1.88         1.88        1.88        1.88         1.88
 LIBOR_1YR         2.40        2.40        2.40        2.40         2.40        2.40        2.40         2.40
   CMT_1YR         2.15        2.15        2.15        2.15         2.15        2.15        2.15         2.15
----------------------------------------------------------------------------------------------------------------------
    Prepay       10 CPR      15 CPR      20 CPR      25 CPR       35 CPR      50 CPR      60 CPR       70 CPR
----------------------------------------------------------------------------------------------------------------------
  Optional
Redemption      Call (N)    Call (N)    Call (N)    Call (N)     Call (N)    Call (N)    Call (N)     Call (N)
----------------------------------------------------------------------------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                       msm04-5ar final -- 3A1
Morgan Stanley


Balance         $420,000,000.00      Delay             24             WAC(3)     4.931720760      WAM(3)     356
Coupon          4.66370              Dated             06/01/2004     NET(3)     4.663697         WALA(3)    3
Settle          06/30/2004           First Payment     07/25/2004

----------------------------------------------------------------------------------------------------------------------
       Price      10 CPR      15 CPR       20 CPR      25 CPR      35 CPR       50 CPR      60 CPR      70 CPR
----------------------------------------------------------------------------------------------------------------------
                   Yield       Yield        Yield       Yield       Yield        Yield       Yield       Yield
----------------------------------------------------------------------------------------------------------------------
  99.1171875        4.87        4.90         4.92        4.96        5.03         5.18        5.31        5.48
  99.2421875        4.83        4.85         4.88        4.90        4.96         5.07        5.18        5.31
  99.3671875        4.79        4.81         4.83        4.84        4.89         4.97        5.05        5.14
  99.4921875        4.76        4.77         4.78        4.79        4.82         4.87        4.91        4.97
  99.6171875        4.72        4.72         4.73        4.73        4.74         4.77        4.78        4.81
  99.7421875        4.68        4.68         4.68        4.68        4.67         4.66        4.65        4.64
  99.8671875        4.64        4.64         4.63        4.62        4.60         4.56        4.52        4.47
  99.9921875        4.60        4.59         4.58        4.57        4.53         4.46        4.39        4.30
 100.1171875        4.56        4.55         4.53        4.51        4.46         4.36        4.26        4.14
 100.2421875        4.53        4.51         4.48        4.46        4.39         4.26        4.13        3.97
 100.3671875        4.49        4.46         4.43        4.40        4.32         4.16        4.00        3.81


         WAL        3.66        3.22         2.84        2.50        1.94         1.32        1.02        0.79

    Mod Durn        3.24        2.87         2.54        2.25        1.77         1.23        0.96        0.74

   Principal      Jul04-      Jul04-        Jul04       Jul04      Jul04-       Jul04-      Jul04-      Jul04-
      Window       Mar09       Mar09        Mar09       Mar09       Mar09        Mar09       Mar09       Mar09
----------------------------------------------------------------------------------------------------------------------
   LIBOR_1MO        1.32        1.32         1.32        1.32        1.32         1.32        1.32        1.32
   LIBOR_6MO        1.88        1.88         1.88        1.88        1.88         1.88        1.88        1.88
   LIBOR_1YR        2.40        2.40         2.40        2.40        2.40         2.40        2.40        2.40
     CMT_1YR        2.15        2.15         2.15        2.15        2.15         2.15        2.15        2.15
----------------------------------------------------------------------------------------------------------------------
      Prepay      10 CPR      15 CPR       20 CPR      25 CPR      35 CPR       50 CPR      60 CPR      70 CPR
----------------------------------------------------------------------------------------------------------------------
    Optional
  Redemption    Call (N)    Call (N)     Call (N)    Call (N)    Call (N)     Call (N)    Call (N)    Call (N)
----------------------------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                       msm04-5ar final -- 3A2
Morgan Stanley



Balance         $5,000,000.00      Delay             24             WAC(3)     4.931720760      WAM(3)     356
Coupon          4.66370            Dated             06/01/2004     NET(3)     4.663697         WALA(3)    3
Settle          06/30/2004         First Payment     07/25/2004

---------------------------------------------------------------------------------------------------------------
     Price       10 CPR      15 CPR      20 CPR      25 CPR       35 CPR      50 CPR      60 CPR       70 CPR
---------------------------------------------------------------------------------------------------------------
                  Yield       Yield       Yield       Yield        Yield       Yield       Yield        Yield
---------------------------------------------------------------------------------------------------------------
     99-01         4.90        4.93        4.96        4.99         5.08        5.25        5.40         5.60
     99-05         4.86        4.88        4.91        4.94         5.01        5.14        5.27         5.43
     99-09         4.82        4.84        4.86        4.88         4.94        5.04        5.14         5.26
     99-13         4.78        4.80        4.81        4.83         4.86        4.94        5.00         5.09
     99-17         4.74        4.75        4.76        4.77         4.79        4.84        4.87         4.92
     99-21         4.71        4.71        4.71        4.72         4.72        4.73        4.74         4.75
     99-25         4.67        4.67        4.66        4.66         4.65        4.63        4.61         4.59
     99-29         4.63        4.62        4.61        4.60         4.58        4.53        4.48         4.42
    100-01         4.59        4.58        4.57        4.55         4.51        4.43        4.35         4.25
    100-05         4.55        4.54        4.52        4.49         4.44        4.33        4.22         4.08
    100-09         4.51        4.49        4.47        4.44         4.37        4.23        4.09         3.92

       WAL         3.66        3.22        2.84        2.50         1.94        1.32        1.02         0.79

  Mod Durn         3.24        2.87        2.54        2.25         1.77        1.23        0.96         0.74

 Principal        Jul04-      Jul04-      Jul04-      Jul04-       Jul04-      Jul04-      Jul04-       Jul04-
    Window        Mar09       Mar09       Mar09       Mar09        Mar09       Mar09       Mar09        Mar09
---------------------------------------------------------------------------------------------------------------
 LIBOR_1MO         1.32        1.32        1.32        1.32         1.32        1.32        1.32         1.32
 LIBOR_6MO         1.88        1.88        1.88        1.88         1.88        1.88        1.88         1.88
 LIBOR_1YR         2.40        2.40        2.40        2.40         2.40        2.40        2.40         2.40
   CMT_1YR         2.15        2.15        2.15        2.15         2.15        2.15        2.15         2.15
---------------------------------------------------------------------------------------------------------------
    Prepay       10 CPR      15 CPR      20 CPR      25 CPR       35 CPR      50 CPR      60 CPR       70 CPR
---------------------------------------------------------------------------------------------------------------
  Optional
Redemption     Call (N)    Call (N)    Call (N)    Call (N)     Call (N)    Call (N)    Call (N)     Call (N)
---------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.